UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2018

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 East Middlefield Road
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 15, 2018, Omnicell, Inc. (the “Company”) held its Annual Meeting of Stockholders at 2:30 p.m. local time at the Company’s headquarters located at 590 E. Middlefield Road, Mountain View, California 94043 (the “Annual Meeting”). As of March 20, 2018, the Company’s record date, there were a total of 38,857,695 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 37,037,335 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. Four items of business were acted upon by the stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal No. 1:  Election of Directors to Hold Office Until the 2021 Annual Meeting of Stockholders

Randall A. Lipps, Vance B. Moore and Mark W. Parrish were elected to serve as members of the Company’s Board of Directors (the “Board”) until the 2021 Annual Meeting of Stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Votes were cast as follows for the election of directors:

	For	Withheld	Broker Non-Votes
Randall A. Lipps	33,836,882	550,313	2,650,140
Vance B. Moore	33,976,668	410,527	2,650,140
Mark W. Parrish	31,880,929	2,560,266	2,650,140

Since the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continued to serve as directors of the Company immediately after the Annual Meeting: Joanne B. Bauer, James T. Judson, Gary S. Petersmeyer, Bruce D. Smith and Sara J. White.

Proposal No. 2:  Approval of 2009 Equity Incentive Plan, as Amended

The stockholders voted to approve the Company’s 2009 Equity Incentive Plan, as amended, to, among other items, add an additional 2,700,000 shares to the number of shares of Common Stock authorized for issuance under the plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
30,776,379	3,581,703	29,113	2,650,140

Proposal No. 3:  Advisory Vote on Executive Compensation

The stockholders voted, on an advisory basis, to approve named executive officer compensation by the following vote:

For	Against	Abstain	Broker Non-Votes
33,875,095	476,286	35,814	2,650,140

Proposal No. 4:  Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 by the following vote:

For	Against	Abstain	Broker Non-Votes
37,004,362	20,628	12,345	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: May 16, 2018	By:	/s/ Dan S. Johnston
Dan S. Johnston
Executive Vice President and Chief Legal & Administrative Officer